Exhibit 10.51

COMMERCIAL LEASE AGREEMENT This lease agreement is made and entered into by and between Thomas C. Calhoon (Landlord) and Digital Turbine, Inc. (Tenant). Landlord hereby leases to Tenant and Tenant hereby leases from Landlord that certain property with the improvements thereon, hereinafter called the “leased premises”, known as 219 West 4th, in the City of Austin, Travis County, Texas; or as more particularly described below and on attached exhibit “A”. Legal: Lot 12, Black 028, Original City, the northernmost 80.9’ on floors 1 & 2 only, see Exhibit “B”. The term of this lease shall commence on October 1, 2015, and ending on December 31,2022, upon the following conditions and covenants: 1. TAXES AND UTILITIES. Each year during the term of this lease, Tenant shall pay real estate taxes assessed against the leased premises. Tenant to Escrow with Landlord 1112 of annual estimated Taxes monthly with Landlord. Tenant shall also pay all charges for utility services to the leased premises. Tenant's prorata share of the entire parcel* shall be 75%. (*TCAD Property ID 194310) Taxes will also be prorated for any partial tax year within the Term based on the actual number of days elapsed. 2. HOLDING OVER. Failure of Tenant to surrender the Leased Premises at the expiration of the lease constitutes a holding over which shall be construed as a tenancy from month to month at a rental rate of $120% of last months rent, as per this lease. 3. RENT. Rent shall be $ See Special Provisions per month, payable in advance without demand, on the first of each month a 315 Lavaca St. in Austin, Texas 78701. Rent received after the first day of the month shall be deemed delinquent. If rent is not received by Landlord by the 5th of each month, Tenant shall pay a late charge of $300.00 plus a penalty of $ 25.00 per day until rent is received in full. Tenant shall pay $ 50.00 for each returned check. 4. USE. Tenant shall use the Leased Premises for the following purpose and no other: Office Space. Tenant shall not occupy or allow the Leased Premises to be occupied for any business or purpose deemed extra hazardous because of the threat of fire or otherwise. 5. SECURITY DEPOSIT. Tenant shall pay to Landlord a$ 30,000 security deposit on signing. 6. INSURANCE. Tenant shall pay for fire and extended coverage on the buildings and other improvements on the Leased Premises in the amount at fair market value. Tenant to Escrow 1112 of annual estimated Insurance monthly with Landlord. Tenant shall provide public liability and property damage insurance for its business operations on the Leased Premises in the amount of$3.000.000. Said insurance policies required to be provided by Tenant herein shall name Landlord as an insured and shall be issued by an insurance company approved by Landlord. Tenant shall provide Landlord with certificates of insurance evidencing the coverage required herein. Tenant shall be solely responsible for fire and casualty insurance on Tenant's property on or about the Leased Premises. 7. CONDITION OF PREMISES. Notwithstanding anything to the contrary in this Agreement, if the Leased Premises are partially or in their entirety still under construction at delivery of possession , Landlord covenants and agrees that the Leased Premises will be constructed in accordance with the agreed upon plans attached hereto and incorporated by reference as Exhibits B-D (the Site Plan". Landlord will not take, cause to be taken, or consent to any action that materially affects or could materially affect public access to, visibility of, parking for, or use of the Leased Premises without the prior written consent of Tenant. Landlord warrants that upon delivery of possession (a) Landlord's work shall be substantially complete; (b) the sprinkler system, electrical system, plumbing system, all other mechanical systems of the Leased Premises will be in good order and condition with sufficient capacity to accommodate Tenant's design; (c) the Leased Premises will be free from asbestos-containing materials; (d) the Leased the Premises will be free from unused fuel tanks (including any existing tanks which Tenant does not intend to use), contaminated soil, and other hazardous materials; (e) all improvements to the Leased Premises as detailed in the Site Plan will have been substantially completed and will have been constructed in a good and workmanlike manner, using materials of first-class quality; (f) Landlord will have received a final, permanent certificate of occupancy for the Leased Premises permitting use of the Leased Premises for Tenant’s intended use (a “Certificate of Occupancy”); (g) all related construction debris, materials, equipment, and trailers will have been removed from the Leased Premises or at least shall not be visible or interfere with Tenant’s running of its business during normal work hours. 8. MAINTENANCE, REPAIR AND ALTERATIONS. Landlord shall be responsible for repair and maintenance of the building roof. All interior & exterior maintenance of the Tenant's space and Elevator, shall be at the Tenant's expense. Should Tenant not fix any problems within 30 days of notice of such needed maintenance, then Landlord may immediately repair and add to Tenant's rent due. 9. COMPLIANCE WITII LAWS AND REGULATIONS. Tenant shall, at its own expense, comply with all laws, orders, and requirements of all governmental entities with reference to the use and occupancy of the Leased Premises including but not limited to the Americans with Disabilities Act. Tenant and Tenant's agents, employees and invitees shall fully comply with any rules and regulations governing the use of the buildings or other improvements to the leased premises as required by Landlord. Landlord may make reasonable changes in such rules and regulations from time to time as deemed advisable for the safety, care and cleanliness of the Leased Premises, provided same are not in conflict with this lease. 10. ASSIGNMENT AND SUBLETTING. Tenant may assign this lease or sublet all or part of the Leased Premises, with Landlord's written approval, which may not be unreasonably withheld, for another Office use only. 11. DESTRUCTION. In the event the Leased Premises is partially damaged or destroyed or rendered partially unfit for occupancy by fire or other casualty, Tenant shall give immediate notice to Landlord. Landlord may repair the damage and restore the Leased Premises to substantially the same condition as immediately prior to the occurrence of the casualty. Such repairs shall be made at the Landlord's expense. Landlord shall allow Tenant a proportionate abatement of reduction of rent during the time the Leased Premises are partially unfit for occupancy. If the Leased Premises is totally destroyed or deemed by the Landlord to be rendered wholly unfit for occupancy by fire or other casualty, or if Landlord shall decide not to repair or rebuild within sixty (60) days of casualty, this lease shall terminate and the rent shall be paid to the time of such casualty. 12. 12.1 Landlord has good title to the Leased Premises, subject only to Permitted Liens (defined below), and has full right and authority to make this Lease and to perform as required hereunder, and this Lease does not conflict with, and its execution by Landlord will not result in a default or event of default under, any other agreement to which Landlord is bound. Landlord will furnish to Tenant upon request evidence reasonably satisfactory to Tenant of its title to the Leased Premises and authority to execute this Lease. "Permitted Liens” means (a) current taxes not past due, (b) utility easements, leases, and other agreements of record not conflicting with Tenant's rights under this Lease, and (c) those priority mortgages, deeds of trust, prime leases, or ground leases for which Tenant has received a nondisturbance agreement from Landlord. 12.2 The Leased Premises are zoned to allow their use as a matter of right for the use contemplated herein, and Tenant's use of common facilities for access to the Leased Premises, accessory automobile parking, signage, and service facilities contemplated by this Lease shall not be prevented or materially impaired by any current zoning, building, health, safety, environmental, or other governmental law or regulation, or by any restriction, covenant, lease, or agreement entered into, whether of record or not, and there are no agreements that would be binding upon Tenant in connection with any construction or operations within the Leased Premises; 12.3 There are no claims, causes of action, or other proceedings pending or threatened in respect to the ownership, operation, or environmental condition of Leased Premises or any part thereof (including disputes with mortgagees, governmental authorities, utilities, contractors, adjoining land owners, or suppliers of goods), except for claims that are fully insured and as to which the insurer has accepted defense without reservation; 12.4. There is no existing, pending, or contemplated, threatened, or anticipated (a) condemnation of any part of the Leased Premises, (b) repaving, widening, change of grade, or limitation on use of streets, roads, or highways abutting the Leased Premises, (c) special tax or assessment to be levied against the Leased Premises, (d) change in the zoning classification of the Leased Premises, or (e) change in the manner of tax assessment of the Leased Premises; and 12.5 If the Leased Premises are currently under construction or any construction is planned in connection with the Leased Premises' future expansion as set forth in the architectural drawings delivered to Tenant prior to the date hereof and giving rise to this Lease, Landlord has obtained sufficient financing to complete such construction and/or future expansion. 12.6 Quiet Enjoyment. If Tenant is not in default beyond any applicable grace period, Tenant shall peaceably and quietly occupy and enjoy the full possession and use of the Leased Premises and the use of the common facilities as herein provided and for the purposes herein stated. If at any time there is a breach or default of any of Landlord’s representatives, warranties or agreements under this Section 12, or if for any other reason Tenant is materially deprived of or impaired in the use and enjoyment of the Leased Premises as herein provided, (a) the Rents and additional charges to be paid by Tenant will equitably abated during any such period, and (b) at Tenant’s election, the running of the Term will be suspended during such period, and the expiration date of the Term (and Extended Terms as applicable) will be extended for an amount of time equal to such period. If such period continues for more than 30 days after notice from Tenant, Tenant may at its option terminate this Lease by notice to Landlord while reserving all rights which Tenant may have for Landlord's default under this Lease. Landlord acknowledges and agrees that Tenant has leased the Leased Premises for the purpose of occupying an attractive, professionally finished space that will reflect favorably upon Tenant's reputation, and from which Tenant may peacefully conduct its business (collectively, "Tenant's Expectations"). Tenant's quiet enjoyment of the Leased Premises therefore depends upon the continued fulfillment of Tenant's Expectations, and any material deterioration in the Leased Premises' conditions, including the presence of structural or latent defects in or around the Leased Premises, will be deemed to impair Tenant's quiet enjoyment of the Leased Premises and, if any such condition shall continue for a period in excess of thirty (30) days after Tenant has notified Landlord thereof, Landlord shall be deemed in default under this Section and Tenant may, in its sole and absolute discretion, terminate this Lease on not less than 60 days' prior written notice to Landlord. 12.7 Subordination; Nondisturbance. If the Leased Premises are, as of the date hereof, subject to any mortgage, trust deed, prime lease, or ground lease, Landlord must provide Tenant with an agreement executed by such lienholder, which shall assure Tenant's continued and undisturbed right to possession of the Leased Premises and other rights granted under this Lease in accordance with this Lease's terms and conditions. Such agreement must be recordable with the applicable registry or office. In addition, Tenant agrees to subordinate this Lease to any future mortgage, trust deed, or ground lease of Landlord, provided any lienholder shall assure Tenant's continued and undisturbed right to possession of the Leased Premises and other rights granted under this Lease in accordance with this Lease's terms and conditions. Such assurance must be recordable with the applicable registry or office. Landlord hereby represents and warrants that, as of the date hereof, and for the 60 days immediately following the date hereof, there is and will be no mortgage, trust deed, prime lease, or ground lease encumbering the Leased Premises except [indicate any encumbrances] 13. TENANT DEFAULT. If Tenant defaults in the performance of any obligations or covenants herein, Landlord may enforce the performance of this lease in any manner provided by law. This lease may be terminated at Landlord's discretion if such default continues for a period of 10 days after Landlord notifies Tenant of such default and of Landlord's intention to declare this lease terminated. Such notice shall be sent by Landlord to Tenant at the Leased Premises by mail or otherwise. If Tenant has not completely removed or cured default within the ten day period, this lease shall terminate. Thereafter, Landlord or its agents shall have the right, without further notice or demand, to enter the Leased Premises and remove all persons and property without being deemed guilty of trespass and without waiving any other remedies for arrears of rent or breach of contract. 14. LIEN. Landlord is granted an express contractual lien, in addition to any lien provided by law, and a security interest in all property of Tenant found on the Leased Premises to secure the compliance by Tenant with all terms of this lease. In the event of default, Landlord or his agents may peaceably enter the Leased Premises and remove all property and dispose of same as Landlord shall see fit. 15. INDEMNITY. Landlord and its employees and agents shall not be liable to Tenant or Tenant's employees, patrons, visitors, invitees, or any other persons for any injury to any such persons or for any damage to personal property caused by any act, omission, or neglect of Tenant or Tenant's agents or of any other tenant of the premises of which the Leased Premises is a part. Tenant agrees to indemnify and hold Landlord and its employees and agents harmless from any and all claims for such injury and damage, whether the injury occurs on or off the Leased Premises. 16. SIGNS. Tenant shall not post or paint any signs at, on, or about the Leased Premises or paint the exterior walls of the building except with prior written consent of the Landlord. Landlord shall have the right to remove any sign or signs in order to maintain the Leased Premises or to make any repairs or alterations thereto. 17. TENANT BANKRUPTCY. If Tenant becomes bankrupt or makes a voluntary assignment for the benefit of creditors or if a receiver is appointed for Tenant, Landlord may terminate this lease by giving Thirty (30) days written notice to Tenant of Landlord's intention to do so. 18. CONDEMNATION. If the whole or any substantial part of the Leased Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or should the Leased Premises be sold to a condemning authority under threat of condemnation, this lease shall terminate and the rent shall be abated during the unexpired portion of the lease effective from the date of the physical taking of the Leased Premises. 19. BROKER’S FEE. See Special Provisions. 20. NOTICES. Notices to Tenant shall be by emails to bill@digitaltmbine.com & ghen.laraya@digitaltmbine.com or mail to the leased premises. Notices to Landlord shall be by email to tcalhoon@comcast.net or 315 Lavaca St., Austin, Texas 78701. 21. DEFAULT BY LANDLORD. In the event of breach by Landlord of any covenant, warranty, term or obligation of this lease, the Landlord's failure to cure same or commence a good faith effort to cure same within 30 days after written notice thereof by Tenant shall be considered a default and shall entitle Tenant to terminate this lease. If any utility services furnished by Landlord are interrupted and continue to be interrupted despite the good faith efforts of Landlord to remedy same, Landlord shall not be liable in any respect for damages to the person or property of Tenant or Tenant's employees, agents, or guests, and same shall not be construed as grounds for constructive eviction or abatement of rent. Landlord shall use reasonable diligence to repair and remedy such interruption promptly. 22. ATM. Tenant also to allow ATM to remain, but in a new location (see exhibit B). Power and rear access to A1M to be provided by Tenant. 23. WAIVER OF BREACH The waiver by Landlord of any breach of any provision of this lease shall not constitute a continuing waiver or a waiver of any subsequent breach of the same or a different provision of this lease. 24. TIME OF ESSENCE. Time is expressly declared to be of the essence in this lease. 25. BINDING EFFECT. Subject to the provisions of this lease pertaining to assignment of the Tenant's interest, all provisions of this lease shall extend to and bind, or inure to the benefit of, not only the parties to this lease but to each and every one of the heirs, executors, representatives, successors, and assigns of Landlord or Tenant. 26. RIGHTS AND REMEDIES CUMULATIVE. The rights and remedies by this lease agreement are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any other rights the parties may have by law, statute, ordinance, or otherwise. 27. TEXAS LAW TO APPLY. This agreement shall be construed under and in accordance with the laws of the State of Texas. 28. LEGAL CONSTRUCTION. In case any one or more of the provisions contained in this agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof and this agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein. 29. PRIOR AGREEMENTS SUPERSEDED. This agreement constitutes the sole and only agreement of the parties to this lease and supersedes any prior understandings or written or oral agreements between the parties respecting the subject matter of this lease. 30. AMENDMENT. No amendment, modification, or alteration of the terms hereof shall be binding unless it is in writing, dated subsequent to the date hereof, and duly executed by the parties. 31. ATTORNEY'S FEES. Any signatory to this lease agreement who is the prevailing party in any legal proceeding against any other signatory brought under or with relation to this lease agreement or this transaction shall be additionally entitled to recover court costs, reasonable attorney fees, and all other out-of-pocket costs of litigation, including deposition, travel and witness costs, from the non-prevailing party. 32. SPECIAL PROVISIONS. 1.Tenant shall pay $20,000.00 1st months rent on signing to Craig Brockman as paid rent. 2.Rent shall be, once Tenant occupies space, $20,000.00 Monthly base rent + Taxes & Insurance escrow monthly for the 1st year of this lease. Then, $22,500.00 Monthly base rent+ Taxes & Insurance escrow monthly for 2nd year of this lease. Then, $ 25,000.00 Monthly base rent+ Taxes & Insurance escrow monthly for the next five years of this lease. Tenant is required to have an elevator maintenance contract & Elevator operation may be limited at Landlord's sole discretion to 5am-9pm daily. 3.For each day the space is not available to be occupied after October 1, 2015, Landlord will give Tenant a Free day of Base Rent & Tenant will not start paying rent until space is available to occupy. 4.Plans for Tenants 2 story approximately 7,288 square foot Office space to be attached, as Exhibits B, C (floors not included in this lease space) & D, to this lease. All changes that get approved by Landlord, that are the request of the Tenant, shall be paid for by Tenant when billed by builder & Landlord may require Tenant to escrow amount, at Landlord’s option. 5.Tenants interior plans to be attached to lease by September 15, 2014 and approved by Landlord, which will not be unreasonably withheld. 6.Space to be returned to Landlord at end of lease with normal wear and tear & HVAC units all to be in good working order. 7.Landlord to have the only ATM's at the building. 8.Landlord to pay Craig Brockman $ 25,000 on signing. Tenant to pay 2nd & 3nl months base rent to Craig Brockman, and shall count as paid base rent to Landlord. 9.Digital Turbine, Inc. personally guarantees this lease & Tenant has one 3 year option to renew at $ 28,750. Monthly base rent + Taxes & Insurance escrow monthly for the entire 3 years of this option, that must be exercised in writing 180 days before the end of the initial term of this Lease would end. Any of Landlord's Lease's of more than 1 year for the remainder of building's space's shall be offered to Digital Turbine, Inc. with a 5 day first Right of Refusal & Same if building is offered For Sale. EXECUTED this Day of August, 2014 TENANTLANDLORD